                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                                 [ ]

Filed by a party other than the Registrant              [X]

Check the appropriate box:

       [ ]    Preliminary Proxy Statement

       [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

       [X]    Definitive Proxy Statement

       [ ]    Definitive Additional Materials

       [ ]    Soliciting Material Pursuant to Section 240.14a-12


                              THE BRAZIL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In its Charter)

                             CARROUSEL CAPITAL LTD.
                             THE CARROUSEL FUND LTD.
                          THE CARROUSEL FUND II LIMITED
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       [X]    No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5)      Total fee paid:

--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------

         (1)      Amount Previously Paid:

--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

         (3)      Filing Party:

--------------------------------------------------------------------------------

         (4)      Date Filed:

                              CARROUSEL CAPITAL LTD
                              203-205 Brompton Road
                                 London SW3 1LA
                    Tel: 44 20 7823 7044 Fax: 44 20 7591 3829



                                                                   June 10, 2004

                            VOTE GOLD! VOTE WITHHOLD!
            PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD

Dear Fellow Stockholder of The Brazil Fund, Inc. (the "Fund"):

         Carrousel Capital Ltd. ("Carrousel Capital") is seeking your support, at the Annual Meeting of Stockholders of the Fund scheduled for July 7, 2004 (the "Annual Meeting"), TO VOTE TO WITHHOLD AUTHORITY for the election of each of the Fund's nominees to the Fund's Board of Directors (the "Board").

                  CARROUSEL'S INTERESTS ARE ALIGNED WITH YOURS!

         Carrousel Capital is the investment manager of each of The Carrousel Fund Ltd., a Cayman Islands company ("Carrousel Fund I"), and The Carrousel Fund II Limited, a Cayman Islands company ("Carrousel Fund II" and, collectively with Carrousel Capital and Carrousel Fund I, "Carrousel"), and, through such entities, Carrousel Capital believes that it is the third largest beneficial owner of shares of common stock, $0.01 par value per share (the "Shares"), of the Fund. As of the date of this letter, Carrousel Capital beneficially owns approximately 5.97% of the outstanding Shares. As a group, the Fund's current officers and directors only own approximately .04% of the outstanding Shares.

         THE BOARD SHOULD NOT ESCAPE ACCOUNTABILITY TO THE STOCKHOLDERS FOR THEIR FAILURE TO MAXIMIZE STOCKHOLDER VALUE!

         Carrousel is soliciting your proxy because it is concerned that:

    o Management Entrenchment Maneuver. We believe that the Board has demonstrated its insensitivity to Stockholder democracy by amending the Fund's By-laws to, among other things, increase the percentage of the outstanding Shares necessary for Stockholders to call a Special Meeting of Stockholders from 25% to 50%. This amendment was adopted less than four months ago.

    o A History of Double Digit Discounts. The discount to net asset value ("NAV") at which the Shares trade was greater than 16.5% on May 25, 2004. The average weekly discount to NAV (as published by Bloomberg) at which the Shares traded was greater than 15% for the 2003 calendar year, and 18.7% over the past five years.

    o Failure to Narrow Discount. The Board has not publicly proposed any actions which, in our view, are likely to be successful in reducing the discount to NAV (while the Board has adopted a dividend reinvestment plan and a periodic repurchase plan, Carrousel believes that such plans have been ineffective in narrowing the persistent deep discount to NAV at which the Shares trade).

Carrousel believes, based on the foregoing, that the current members of the Board are either unable or unwilling to take effective action to narrow the discount to NAV at which the Shares trade and are not committed to causing the Fund to maximize value on behalf of all of the stockholders of the Fund (the "Stockholders").

         Carrousel believes that the Fund should explore a variety of strategic alternatives designed to provide all Stockholders, regardless of size, with at least an opportunity to realize NAV (minus eventual costs) for their Shares. While the Board has adopted a dividend reinvestment plan and a periodic repurchase plan (pursuant to which the Fund has acquired a small amount of Shares in the open market), Carrousel believes that such plans have been ineffective in narrowing the persistent deep discount to NAV at which the Shares trade. In addition, Carrousel believes that certain other stockholders of other closed-end funds have also publicly expressed their dissatisfaction with the results of similar plans.

         If a quorum is present at the Annual Meeting and a majority of the Shares VOTE TO WITHHOLD AUTHORITY for the election of each of the Fund's nominees to the Board, the Fund's nominees will not be elected to a new term; but, in accordance with the Fund's By-laws, they will remain in office until their successors have been duly elected and qualified. Carrousel believes that such an outcome will send the strongest possible message to the Board that the Stockholders want representatives on the Board who will be committed to narrowing the discount to NAV at which the Shares trade and to causing the Fund to maximize value on behalf of all of the Stockholders.

         Stockholders should be aware that Carrousel Fund I attempted to nominate three persons for election to the Board who had indicated to Carrousel that, if elected to the Board, they would be committed to exploring methods to offer Stockholders at least 95% of NAV on a regular basis. As noted in the Fund's preliminary proxy statement filed with the Securities and Exchange Commission on April 23, 2004, the Fund rejected the proposed nominations. The Board argued that Carrousel Fund I (the "Carrousel" entity on whose behalf the proposal actually was made) was not a record holder of Shares as of the date required by the Fund's By-laws. However, Carrousel Capital (whose name and address appeared on the letterhead of the proposal) was a record holder of Shares, and the Fund has acknowledged that it knew Carrousel Fund I was a significant beneficial holder of Shares. Carrousel believes that the Fund simply relied on a technicality to exclude Carrousel Fund I's proposal.

         Rather than waging a protracted fight on the merits of the Fund's decision, Carrousel is asking you to send a strong message to the Board of your desire to maximize value for all Stockholders.

                            VOTE GOLD! VOTE WITHHOLD!

         PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE THAT HAS BEEN PROVIDED. You should not return any proxy card sent to you by the Fund if you wish TO VOTE TO WITHHOLD AUTHORITY for the election of each of the Fund's nominees to the Board. If you vote on the Fund's proxy card, you will be giving the persons named therein the discretion to vote your Shares on all other matters that may properly come before the Annual Meeting. If you have already returned the proxy card sent to you by the Fund, you have the right to REVOKE that proxy by signing, dating and mailing a later-dated GOLD proxy card in the envelope provided. A GOLD proxy card that is returned to us will be voted as you indicate on it. If a GOLD proxy card is returned without a vote indicated thereon, the Shares represented thereby will be voted TO WITHHOLD AUTHORITY for the election of each of the Fund's nominees to the Board. In addition, a GOLD proxy card will be voted in the proxy holders' discretion with respect to such other matters as may properly come before the Annual Meeting. If you have any questions, please contact:

                               Morrow & Co., Inc.
                                 445 Park Avenue
                            New York, New York 10022
                          Call toll free: 800- 607-0088
                 Bankers and Brokers Call Collect: 212-754-8000

         Thank you for your cooperation in helping to cause The Brazil Fund, Inc. to maximize value on behalf of all of the Stockholders.

                                                     Sincerely yours,


                                                     /s/ Bruno Sangle-Ferriere
                                                     -------------------------
                                                     Bruno Sangle-Ferriere
                                                     Director
                                                     Carrousel Capital Ltd.


         .

                             CARROUSEL CAPITAL LTD.

                                 PROXY STATEMENT
                              IN OPPOSITION TO THE
                              BOARD OF DIRECTORS OF
                              THE BRAZIL FUND, INC.

                          -----------------------------

                       2004 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              THE BRAZIL FUND, INC.

                          -----------------------------

                            VOTE GOLD! VOTE WITHHOLD!
            PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD

         This proxy statement and the enclosed GOLD proxy card are being furnished to the stockholders (the "Stockholders") of The Brazil Fund, Inc., a Maryland corporation (the "Fund"), by Carrousel Capital Ltd., a United Kingdom company ("Carrousel Capital"), on behalf of itself and two of its managed companies, The Carrousel Fund Ltd., a Cayman Islands company ("Carrousel Fund I"), and The Carrousel Fund II Limited, a Cayman Islands company ("Carrousel Fund II" and, collectively with Carrousel Capital and Carrousel Fund I, "Carrousel"), in connection with the solicitation of proxies from Stockholders to be used at the 2004 Annual Meeting of Stockholders (the "Annual Meeting"), including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof, TO VOTE TO WITHHOLD AUTHORITY for the election of each of the Fund's Nominees (as defined below) to the Board. See
Schedule I "Information About Participants" for further information regarding the participants in this solicitation.

         The Fund's principal executive office is located at 345 Park Avenue, New York, New York 10154. This proxy statement and the enclosed GOLD proxy card are first being furnished to the Stockholders on or about June 10, 2004.

         The Fund has established a record date of April 8, 2004 for determining Stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date") and July 7, 2004 as the date of the Annual Meeting. The Annual Meeting will be held at 10:45 a.m., Eastern Time, at the offices of Deutsche Investment Management Americas Inc., 280 Park Avenue, 29th Floor, New York, New York 10017. Each Stockholder of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of the Fund's common stock, $0.01 par value per share ("Share"), held by such Stockholder on the Record Date. Carrousel Capital, together with all of the participants in this solicitation, beneficially owns an aggregate of 970,185 Shares, which represents approximately 5.97% of the Shares outstanding (based on the most recent Share information publicly disclosed by the Fund). Carrousel Capital and all of the participants intend to VOTE TO WITHHOLD AUTHORITY for the election of each of the Fund's Nominees to the Board.

         THIS SOLICITATION IS BEING MADE BY CARROUSEL AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE FUND.

         Carrousel is soliciting your proxy TO VOTE TO WITHHOLD AUTHORITY for the election of the Fund's Nominees to the Board. Carrousel believes that such a vote will send the Board a strong message that its actions to date have been ineffectual at best in maximizing Stockholder value, and that its continuation in office should be evaluated in light of its failure to offer Stockholders any meaningful way to maximize Stockholder value.

         To Carrousel's knowledge, there are no other matters scheduled to be voted upon at the Annual Meeting. In the event other proposals are brought before the Annual Meeting of which Carrousel is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

                                   IMPORTANT!

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. CARROUSEL URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE TO WITHHOLD AUTHORITY FOR THE ELECTION OF EACH OF THE FUND'S NOMINEES TO THE BOARD.

         IF ANY OF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM ON THE RECORD DATE, IT HAS THE AUTHORITY, UNLESS YOU HAVE INSTRUCTED IT OTHERWISE, TO VOTE YOUR SHARES. HISTORICALLY, SUCH BROKERAGE FIRMS HAVE VOTED IN FAVOR OF MANAGEMENT'S NOMINEES. IF YOU WISH YOUR VOTE TO COUNT TO WITHHOLD AUTHORITY FOR THE ELECTION OF EACH OF THE FUND'S NOMINEES TO THE BOARD, YOU MUST SEND IN YOUR PROXY TO VOTE YOUR SHARES. ACCORDINGLY, PLEASE SIGN, DATE AND RETURN YOUR GOLD PROXY CARD IN THE ENVELOPE PROVIDED AND CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD.

                            VOTE GOLD! VOTE WITHHOLD!

         If you have any questions regarding your proxy, or need assistance in voting your Shares, please call:

                               Morrow & Co., Inc.
                                 445 Park Avenue
                            New York, New York 10022
                          Call toll free: 800- 607-0088
                 Bankers and Brokers Call Collect: 212-754-8000

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         As indicated in the Fund's proxy statement, the Board is divided into three classes of directors and each class serves for three years with one class being elected each year. At the Annual Meeting, the Stockholders will be asked to elect three Class III directors to hold office until the 2007 Annual Meeting of Stockholders (or thereafter until their respective successors are elected and qualified). The Board has nominated Vincent J. Esposito, Ronaldo A. da Frota Nogueira and Susan Kaufman Purcell for election to the Board (the "Fund's Nominees"). Carrousel is urging all Shareholders TO VOTE TO WITHHOLD AUTHORITY for the election of each of the Fund's Nominees.

WHY YOU SHOULD VOTE TO WITHHOLD AUTHORITY FOR THE FUND'S NOMINEES

         The discount to NAV at which the Shares trade was greater than 16.5% on May 25, 2004. The average weekly discount to NAV (as published by Bloomberg) at which the Shares traded was greater than 15% for the 2003 calendar year, and 18.7% over the past five years. Carrousel believes that the substantial and persistent discount to NAV at which the Shares trade (coupled with the fact that the Board has not publicly proposed any actions which, in our view, are likely to be successful in reducing the discount to NAV) is persuasive evidence that the current members of the Board are unable and unwilling to narrow the discount.

         Carrousel believes that the Fund should explore a variety of strategic alternatives designed to provide all Stockholders, regardless of size, with at least an opportunity to realize at least NAV (minus eventual costs) for their Shares. While the Board has adopted a dividend reinvestment plan and a periodic repurchase plan (pursuant to which the Fund has acquired a small amount of Shares in the open market), Carrousel believes that such plans have been ineffective in narrowing the persistent deep discount to NAV at which the Shares trade. In addition, Carrousel believes that certain other stockholders of other closed-end funds have also publicly expressed their dissatisfaction with the results of similar plans.

         If a quorum is present at the Annual Meeting and a majority of the Shares VOTE TO WITHHOLD AUTHORITY for the election of each of the Fund's Nominees to the Board, the Fund's Nominees will not be elected to a new term; but, in accordance with the Fund's By-laws, they will remain in office until their successors have been duly elected and qualified. Carrousel believes that such an outcome will send the strongest possible message to the Board that the Stockholders want representatives on the Board who will be committed to narrowing the discount to NAV at which the Shares trade and to causing the Fund to maximize value on behalf of all of the Stockholders.

         Stockholders should be aware that Carrousel Fund I attempted to nominate three persons for election to the Board who had indicated to Carrousel that, if elected to the Board, they would be committed to exploring methods to offer Stockholders at least 95% of NAV on a regular basis. As noted in the Fund's preliminary proxy statement filed with the Securities and Exchange Commission on April 23, 2004, the Fund rejected the proposed nominations. The Board argued that Carrousel Fund I (the "Carrousel" entity on whose behalf the proposal actually was made) was not a record holder of Shares as of the date required by the Fund's By-laws. However, Carrousel Capital (whose name and address appeared on the letterhead of the proposal) was a record holder of Shares, and the Fund has acknowledged that it knew Carrousel Fund I was a significant beneficial holder of Shares. Carrousel believes that the Fund simply relied on a technicality to exclude Carrousel Fund I's proposal.

         Rather than waging a protracted fight on the merits of the Fund's decision, Carrousel is asking you to send a strong message to the Board of your desire to maximize value for all Stockholders.

CARROUSEL BELIEVES THAT THE BOARD HAS DISENFRANCHISED STOCKHOLDERS

         It is disappointing but we believe that the Board has demonstrated its insensitivity to Stockholder democracy by amending the Fund's By-laws less than four months ago to, among other things, increase the percentage of the outstanding Shares necessary for Stockholders to call a Special Meeting of Stockholders from 25% to 50%. Why would the Board engage in such an act when it makes it harder to have your say on matters of importance as a Stockholder?

         Carrousel's interests are aligned with yours. As of the date of this letter, Carrousel Capital beneficially owns approximately 5.97% of the outstanding Shares. As a group, the Fund's current officers and directors only own approximately .04% of the outstanding Shares. Carrousel intends TO VOTE TO WITHHOLD AUTHORITY for the election of each of the Fund's Nominees to the Board. Carrousel believes that the Fund's Nominees' continuation in office should be evaluated in light of their actions.

                            VOTE GOLD! VOTE WITHHOLD!


                           CARROUSEL'S RECOMMENDATIONS

         Carrousel is soliciting proxies TO VOTE TO WITHHOLD AUTHORITY for the election of each of the Fund's Nominees to the Board. Carrousel is not aware of any other proposals to be brought before the Annual Meeting. However, should other proposals be brought before the Annual Meeting of which Carrousel is not made aware within a reasonable time prior to the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

         YOU ARE URGED TO VOTE TO WITHHOLD AUTHORITY FOR THE ELECTION OF EACH OF THE FUND'S NOMINEES TO THE BOARD ON THE ENCLOSED GOLD PROXY CARD.


         The Fund's proxy statement contains information regarding: (a) ownership of Shares by directors and executive officers of the Fund and by other persons who own more than 5% of the outstanding Shares, (b) meetings of the Board and certain committees thereof, (c) background of the Fund's directors (including the Fund's Nominees) and executive officers, (d) compensation paid and payable to the Fund's directors and executive officers, and (e) committees of the Board and their responsibilities. We urge you to review the Fund's proxy materials concerning these matters.

                           VOTING AND PROXY PROCEDURES

         Only Stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Based on publicly available information, Carrousel believes that the only outstanding class of securities of the Fund entitled to vote at the Annual Meeting is the Shares. Each Share is entitled to one vote on each matter as may properly be brought before the Annual Meeting. According to the Fund's proxy statement, there were 16,241,288 Shares issued and outstanding as of the Record Date.

         The presence at the Annual Meeting, in person or by proxy, of Stockholders holding a majority of the votes entitled to be cast will constitute a quorum for the transaction of business. If a quorum is present at the Annual Meeting, the election of each of the Fund's Nominees requires the affirmative vote of a majority of the Shares present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted as Shares present at the Annual Meeting for quorum purposes but not voting and will have the same effect as a VOTE TO WITHHOLD AUTHORITY for the election of each of the Fund's Nominees.

         Shares represented by properly executed gold proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted TO WITHHOLD AUTHORITY for the election of the Fund's Nominees to the Board; and in the discretion of the persons named as proxies, on all other matters as may properly come before the Annual Meeting of which Carrousel is not made aware within a reasonable amount of time prior to the Annual Meeting.

         Carrousel recommends that Stockholders VOTE TO WITHHOLD AUTHORITY for the election of the Fund's Nominees to the Board.

         Stockholders may revoke their proxies at any time prior to its exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Carrousel, in care of Bruno Sangle-Ferriere, at 203-205 Brompton Road London SW3 1LA or to the Fund at 345 Park Avenue, New York, New York 10154 or any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Carrousel requests that either the original or photostatic copies of all revocations be mailed to Carrousel, in care of Bruno Sangle-Ferriere, at the address set forth above so that Carrousel will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.

         CARROUSEL RECOMMENDS THAT YOU VOTE TO WITHHOLD AUTHORITY FOR THE ELECTION OF EACH OF THE FUND'S NOMINEES TO THE BOARD.

         IF YOU WISH TO VOTE, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. A GOLD PROXY CARD THAT IS RETURNED TO CARROUSEL WILL BE VOTED AS THE STOCKHOLDER INDICATES THEREON. IF A GOLD PROXY CARD IS RETURNED WITHOUT A VOTE INDICATED THEREON, IT WILL BE VOTED TO WITHHOLD AUTHORITY FOR THE ELECTION OF EACH OF THE FUND'S NOMINEES TO THE BOARD.

                             SOLICITATION OF PROXIES

         Carrousel is soliciting proxies pursuant to this proxy statement. Proxies may be solicited by mail, facsimile, telephone, telegraph, in person and by advertisements. It is anticipated that each of Bruno Sangle-Ferriere and Francis Rupert Chad Lea will solicit proxies on behalf of Carrousel. Neither Mr. Sangle-Ferriere nor Mr. Lea will receive additional compensation for such solicitation. See Schedule I "Information About Participants" for further information regarding Mr. Lea.

         Carrousel has retained Morrow & Co., Inc. for solicitation and advisory services in connection with this solicitation, for which Morrow & Co., Inc. will receive a fee not to exceed $45,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Morrow & Co., Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Carrousel has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Carrousel will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Morrow & Co., Inc. will employ approximately 25 persons to solicit Stockholders for the Annual Meeting.

         Carrousel does not currently intend to seek reimbursement of the costs of this solicitation from the Fund but may decide to do so in the future. Costs of this solicitation of proxies are currently estimated to be approximately $120,000. Carrousel estimates that, through the date hereof, its expenses in connection with this solicitation are approximately $70,000.

                                OTHER INFORMATION

         According to the Fund's proxy statement, if a Stockholder intends to present a proposal at the 2005 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the Stockholder must deliver the proposal to the offices of the Fund no later than January 25, 2005 for consideration by the Fund.

                       CERTAIN INFORMATION ABOUT THE FUND

         The Brazil Fund, Inc. is a Maryland corporation with its principal executive office located at 345 Park Avenue, New York, New York 10154. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the

SEC. Reports, registration statements, proxy statements and other information filed by the Fund with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W. Room 1024, Washington, DC 20549. Documents filed electronically by the Fund are also available at the SEC's Web site (http://www.sec.gov).

         In addition to the information contained in the Fund's proxy statement as discussed under the caption "Election of Directors", the Fund's proxy statement contains information regarding:

o   number of Shares outstanding as of the record date;

o   establishment of a quorum;

o   vote required for election of the Fund's Nominees;

o   treatment of abstentions and "broker non-votes;"

o   admission requirements for the Annual Meeting;

o identity of the Fund's investment advisers, managers, distributors and/or administrators;

o   revocability of proxies; and

o requirements regarding the submission of Stockholder proposals to be considered for inclusion in the Fund's proxy statement for the 2005 Annual Meeting of Stockholders.

         Carrousel assumes no responsibility for the accuracy or completeness of any such information.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

         Carrousel is unaware of any other matters to be considered at the Annual Meeting. Should other proposals be brought before the Annual Meeting of which Carrousel is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

                            VOTE GOLD! VOTE WITHHOLD!

June 10, 2004                  CARROUSEL CAPITAL LTD.
                               (on behalf of itself and as attorney-in-fact for the participants in this solicitation)

                               By: /s/ Bruno Sangle-Ferriere
                                   -------------------------
                                       Bruno Sangle-Ferriere, Director

                                   SCHEDULE I
                         INFORMATION ABOUT PARTICIPANTS

         Carrousel Capital is soliciting proxies on behalf of itself and two of its managed companies, Carrousel Fund I and Carrousel Fund II. Bruno Sangle-Ferriere may be deemed to be a participant in this solicitation by virtue of his ownership of Carrousel Capital. Francis Rupert Chad Lea may be deemed a participant in this solicitation by virtue of the fact that it is anticipated that Mr. Lea will be soliciting proxies on behalf of Carrousel.

Carrousel Fund I

         Carrousel Fund I is an investment company organized under the laws of the Cayman Islands created to allow investors to take advantage of investment opportunities in closed-end funds and similar investment activities. The shares of Carrousel Fund I are listed on The Irish Stock Exchange. The address of Carrousel Fund I's principal business and principal office is Walker House, P.O. Box 265 GT, Mary Street, George Town, Grand Cayman, Cayman Islands. As of the date of the mailing of this proxy statement, Carrousel Fund I is the beneficial owner of 484,600 Shares.

Carrousel Fund II

         Carrousel Fund II is a private investment company organized under the laws of the Cayman Islands created to allow investors to take advantage of investment opportunities in closed-end funds and similar investment activities. The address of Carrousel Fund II's principal business and principal office is Walker House, P.O. Box 265 GT, Mary Street, George Town, Grand Cayman, Cayman Islands. As of the date of the mailing of this proxy statement, Carrousel Fund I is the beneficial owner of 485,400 Shares.

Carrousel Capital

         Carrousel Capital is organized under of the laws of the United Kingdom and is the investment manager of each of Carrousel Fund I and Carrousel Fund II, subject to the overall control of the board of directors of each of Carrousel Fund I and Carrousel Fund II. Carrousel Capital is regulated in the United Kingdom by the Financial Services Authority (FSA) and is registered in the United States with the National Futures Association (NFA) as a Commodity Trading Advisor and a Commodity Pool Operator. The address of Carrousel's principal business and principal office is 203-205 Brompton Road, London SW3 1LA. As of the date of mailing of this proxy statement, Carrousel Capital is the beneficial owner of 970,185 Shares (representing Carrousel Fund I's 484,600 Shares, Carrousel Fund II's 485,400 Shares and 185 Shares held directly by Carrousel Capital).

Bruno Sangle-Ferriere

         Bruno Sangle-Ferriere owns 50% of the outstanding equity of Carrousel Capital and 100% of the voting equity of Carrousel Capital. Bruno Sangle-Ferriere is a French citizen and his principal occupation is that of a portfolio manager of each of Carrousel Fund I and Carrousel Fund II and principal of Carrousel Capital Ltd. His business address is 203-205 Brompton Road, London SW3 1LA. As of the date of mailing of this proxy statement, Bruno Sangle-Ferriere is the beneficial owner of 970,185 Shares (representing Carrousel Fund I's 484,600 Shares, Carrousel Fund II's 485,400 Shares and Carrousel Capital's 185 Shares).

Francis Rupert Chad Lea

         Rupert Chad Lea is a British citizen and his principal occupation is that of financial consultant to MSS Capital, an investment adviser. His business address is 1 Bow Churchyard, London EC4M 9DQ. As of the date of mailing of this proxy statement, Francis Rupert Chad Lea does not beneficially own any Shares.

         Pursuant to that certain Consultancy Agreement (the "Consultancy Agreement"), dated April 5, 2004, among Carrousel Capital, Mr. Sangle-Ferriere, Lea Green Ltd. and Mr. Lea, Lea Green Ltd. (an entity of which Mr. Lea is the sole beneficiary) has agreed to assist Carrousel Capital in seeking to cause the Fund to take certain corporate actions with a view to enhancing Stockholder value.

         Attached hereto is Schedule II which sets forth information concerning purchases and sales of Shares by the participants in this solicitation during the last two years.

         None of the participants in this solicitation has been convicted in any criminal proceedings (excluding traffic violations or similar misdemeanors) over the past ten years.

         Except as described in the immediately succeeding sentence, none of the participants in this solicitation is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Carrousel Capital is the exclusive investment manager to Carrousel Fund I and Carrousel Find II pursuant to certain agreements dated June 2003 and September 2003, respectively.

         None of the participants in this solicitation nor any of their associates have any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

                                   SCHEDULE II
                   TRANSACTIONS IN THE SECURITIES OF THE FUND

         Except as disclosed in this proxy statement, none of the participants in this solicitation has, or had, any interest, direct or indirect, by security holdings or otherwise, in the Fund. The following table sets forth certain information with respect to purchases and sales of Shares by the participants in this solicitation within the past two years.

         The following open market purchases and sales of Shares have been made by Carrousel Fund I:

------------------------------------------------------------------------------------------------------------------
          DATE OF PURCHASE                   NUMBER OF SHARES PURCHASED                 PRICE PAID/SHARE
------------------------------------------------------------------------------------------------------------------
             3/25/2002                                 100,000                              $16.3300
------------------------------------------------------------------------------------------------------------------
             4/11/2002                                  4,000                               $17.4375
------------------------------------------------------------------------------------------------------------------
             4/12/2002                                  2,000                               $17.6200
------------------------------------------------------------------------------------------------------------------
             4/16/2002                                 11,700                               $17.4319
------------------------------------------------------------------------------------------------------------------
             4/17/2002                                  2,000                               $17.4000
------------------------------------------------------------------------------------------------------------------
             4/23/2002                                  2,000                               $16.9500
------------------------------------------------------------------------------------------------------------------
             4/26/2002                                 13,900                               $17.0000
------------------------------------------------------------------------------------------------------------------
             6/14/2002                                 19,000                               $13.5997
------------------------------------------------------------------------------------------------------------------
             6/17/2002                                  4,000                               $13.7000
------------------------------------------------------------------------------------------------------------------
             6/17/2002                                 28,000                               $13.6432
------------------------------------------------------------------------------------------------------------------
             8/29/2002                                 600,000                              $11.0800
------------------------------------------------------------------------------------------------------------------
             2/10/2003                                 11,900                               $10.6480
------------------------------------------------------------------------------------------------------------------
             2/11/2003                                 13,900                               $10.7984
------------------------------------------------------------------------------------------------------------------
             2/12/2003                                 10,000                               $10.7300
------------------------------------------------------------------------------------------------------------------
             2/13/2003                                 10,000                               $10.5000
------------------------------------------------------------------------------------------------------------------
             2/19/2003                                 10,000                               $10.4773
------------------------------------------------------------------------------------------------------------------
             2/21/2003                                 14,000                               $10.5043
------------------------------------------------------------------------------------------------------------------
             2/27/2003                                 15,000                               $10.5267
------------------------------------------------------------------------------------------------------------------
             2/27/2003                                  8,400                               $10.4895
------------------------------------------------------------------------------------------------------------------
             2/28/2003                                  6,000                               $10.6950
------------------------------------------------------------------------------------------------------------------
              3/6/2003                                  8,400                               $10.7612
------------------------------------------------------------------------------------------------------------------
             3/11/2003                                 56,200                               $10.8000
------------------------------------------------------------------------------------------------------------------
             3/11/2003                                 12,200                               $10.7025
------------------------------------------------------------------------------------------------------------------
             3/12/2003                                 32,000                               $10.7191
------------------------------------------------------------------------------------------------------------------


             3/13/2003                                 28,100                               $11.1252
------------------------------------------------------------------------------------------------------------------
             3/17/2003                                 24,000                               $11.4099
------------------------------------------------------------------------------------------------------------------
             3/18/2003                                  9,000                               $11.4933
------------------------------------------------------------------------------------------------------------------
             3/18/2003                                 13,000                               $11.5758
------------------------------------------------------------------------------------------------------------------
             3/19/2003                                 107,800                              $11.4009
------------------------------------------------------------------------------------------------------------------
             3/20/2003                                 76,100                               $11.3039
------------------------------------------------------------------------------------------------------------------
             3/21/2003                                  5,000                               $11.6900
------------------------------------------------------------------------------------------------------------------
             3/21/2003                                  5,000                               $11.5200
------------------------------------------------------------------------------------------------------------------
             3/24/2003                                  6,700                               $11.6272
------------------------------------------------------------------------------------------------------------------
             3/26/2003                                  2,000                               $11.7500
------------------------------------------------------------------------------------------------------------------
             3/27/2003                                 11,600                               $11.6090
------------------------------------------------------------------------------------------------------------------
             3/28/2003                                 11,000                               $11.9153
------------------------------------------------------------------------------------------------------------------
             3/31/2003                                 30,100                               $11.8748
------------------------------------------------------------------------------------------------------------------
             3/31/2003                                  5,000                               $11.8200
------------------------------------------------------------------------------------------------------------------
             3/31/2003                                  1,000                               $11.9000
------------------------------------------------------------------------------------------------------------------
              4/1/2003                                 11,700                               $11.8730
------------------------------------------------------------------------------------------------------------------
              4/1/2003                                  4,000                               $12.1150
------------------------------------------------------------------------------------------------------------------
              4/2/2003                                 26,000                               $12.4923
------------------------------------------------------------------------------------------------------------------
              4/3/2003                                  3,800                               $12.5500
------------------------------------------------------------------------------------------------------------------
              4/3/2003                                  8,000                               $12.5975
------------------------------------------------------------------------------------------------------------------
              4/4/2003                                 10,000                               $12.6000
------------------------------------------------------------------------------------------------------------------
              4/4/2003                                  3,000                               $12.5833
------------------------------------------------------------------------------------------------------------------
              4/9/2003                                 14,300                               $12.6000
------------------------------------------------------------------------------------------------------------------
             4/10/2003                                  7,500                               $12.5500
------------------------------------------------------------------------------------------------------------------
             4/10/2003                                 322,000                              $12.6000
------------------------------------------------------------------------------------------------------------------
             4/14/2003                                 439,100                              $12.5000
------------------------------------------------------------------------------------------------------------------
             4/14/2003                                  1,000                               $12.6200
------------------------------------------------------------------------------------------------------------------
             3/29/2004                                 25,000                               $22.4100
------------------------------------------------------------------------------------------------------------------


            DATE OF SALE                        NUMBER OF SHARES SOLD                   PRICE SOLD/SHARE
------------------------------------------------------------------------------------------------------------------
             11/7/2002                                  3,500                               $10.8269
------------------------------------------------------------------------------------------------------------------
             2/13/2003                                 200,000                              $10.6800
------------------------------------------------------------------------------------------------------------------
             3/14/2003                                 28,100                               $11.1752
------------------------------------------------------------------------------------------------------------------

             3/18/2003                                 33,000                               $11.4712
------------------------------------------------------------------------------------------------------------------
             3/20/2003                                 300,000                              $11.4400
------------------------------------------------------------------------------------------------------------------
              4/1/2003                                 50,000                               $12.0000
------------------------------------------------------------------------------------------------------------------
              5/8/2003                                 410,000                              $14.6000
------------------------------------------------------------------------------------------------------------------
              5/8/2003                                 345,000                              $14.9000
------------------------------------------------------------------------------------------------------------------
             5/20/2003                                 330,000                              $14.3000
------------------------------------------------------------------------------------------------------------------
             9/24/2003                                  6,200                               $18.0118
------------------------------------------------------------------------------------------------------------------
             10/24/2003                                15,000                               $18.7500
------------------------------------------------------------------------------------------------------------------

         The following open market purchases of Shares have been made by Carrousel Fund II:

------------------------------------------------------------------------------------------------------------------
            DATE OF PURCHASE                NUMBER OF SHARES PURCHASED                 PRICE PAID/SHARE
------------------------------------------------------------------------------------------------------------------
             12/18/2003                                150,000                              $22.8000
------------------------------------------------------------------------------------------------------------------
             1/22/2004                                 150,000                              $24.8200
------------------------------------------------------------------------------------------------------------------
             1/22/2004                                 30,400                               $24.8200
------------------------------------------------------------------------------------------------------------------
             3/29/2004                                 155,000                              $22.4100
------------------------------------------------------------------------------------------------------------------

         The following open market purchases of Shares have been made by Carrousel Capital:

------------------------------------------------------------------------------------------------------------------
          DATE OF PURCHASE                   NUMBER OF SHARES PURCHASED                 PRICE PAID/SHARE
------------------------------------------------------------------------------------------------------------------
             7/18/2003                                   185                                $16.0000
------------------------------------------------------------------------------------------------------------------

         No separate transactions were undertaken by Bruno Sangle-Ferriere or Francis Rupert Chad Lea during the above time period.

         As of the date of mailing of this proxy statement, the beneficial ownership, direct and indirect, of the participants in this solicitation are as follows: Carrousel Fund II, together with Carrousel Capital and Bruno Sangle-Ferriere, are the beneficial owners of 485,400 Shares, which represents approximately 2.99% of the issued and outstanding Shares. Carrousel Fund I, together with Carrousel Capital and Bruno Sangle-Ferriere, are the beneficial owners of 484,600 Shares, which represents approximately 2.98% of the issued and outstanding Shares. Carrousel Capital and Bruno Sangle-Ferriere are the beneficial owners of 185 Shares, which represents less than 0.01% of the issued and outstanding Shares. Accordingly, Carrousel Capital and Bruno Sangle-Ferriere are, as of the date hereof, beneficial owners of an aggregate of 970,185 Shares, constituting approximately 5.97% of the Shares. Francis Rupert Chad Lea does not beneficially own any Shares.

                                   IMPORTANT!

         Your vote is important. No matter how many Shares you own, please give Carrousel your proxy TO VOTE TO WITHHOLD AUTHORITY for the election of the Fund's Nominees to the Board, by:

         1.   SIGNING the enclosed GOLD proxy card,

         2.   DATING the enclosed GOLD proxy card, and

         3. MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

         If any of your Shares are held in the name of a brokerage firm on the Record Date, it has the authority, unless you have instructed it otherwise, to vote your Shares. Historically, such brokerage firms have voted in favor of management's nominees. If you wish your vote to count TO WITHHOLD AUTHORITY for the election of each of the Fund's Nominees to the Board, you must send in your proxy to vote your Shares. Accordingly, please sign, date and return your GOLD proxy card in the envelope provided and contact the person responsible for your account and instruct that person to execute on your behalf the GOLD proxy card.

         PLEASE DO NOT RETURN ANY PROXY CARD SUPPLIED TO YOU BY THE FUND, AS IT MAY REVOKE YOUR PREVIOUS PROXY. REMEMBER, ONLY YOUR LATEST-DATED PROXY COUNTS.

                            VOTE GOLD! VOTE WITHHOLD!


         If you have any questions or require any additional information concerning this proxy statement, please contact Carrousel's proxy solicitor, Morrow & Co., Inc., at the address set forth below.


                               Morrow & Co., Inc.
                                 445 Park Avenue
                            New York, New York 10022
                          Call toll free: 800-607-0088
                 Bankers and Brokers Call Collect: 212-754-8000

                              THE BRAZIL FUND, INC.
                       2004 ANNUAL MEETING OF STOCKHOLDERS

                 THIS PROXY IS SOLICITED ON BEHALF OF CARROUSEL
                   AND NOT ON BEHALF OF THE BOARD OF DIRECTORS
                     OR MANAGEMENT OF THE BRAZIL FUND, INC.

         The undersigned appoints Jeffry S. Hoffman and Adam M. Fox, each of them, attorneys and agents with full power of substitution to vote, as designated below, all shares of Common Stock of Brazil Fund, Inc. (the "Fund") which the undersigned would be entitled to vote if personally present at the 2004 Annual Meeting of Stockholders of the Fund, and at any adjournments or postponements thereof and at any special meeting called in lieu thereof.

         The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Fund held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.




                (Continued and to be signed on the reverse side)

           CARROUSEL RECOMMENDS YOU VOTE TO WITHHOLD AUTHORITY FOR THE
                 ELECTION OF THE FUND'S NOMINEES TO THE BOARD.

     1.        Election of Directors.

               Nominees (Class III) to serve until the year 2007 Annual Meeting:

               To elect Vincent J.Esposito as a Class III director of the Fund

               FOR  [    ]              TO WITHHOLD AUTHORITY  [    ]

               To elect Ronaldo A. da Frota Nogueira as a Class III director of the Fund

               FOR  [    ]              TO WITHHOLD AUTHORITY  [    ]

               To elect Susan Kaufman Purcell as a Class III director of the Fund

               FOR  [    ]              TO WITHHOLD AUTHORITY  [    ]

     2. In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting, of which such persons are not made aware within a reasonable period of time prior to the Annual Meeting.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU SIGN AND RETURN THE ENCLOSED PROXY CARD, AND DO NOT DIRECT HOW THE PROXY IS TO BE VOTED, THE PROXY WILL BE VOTED TO WITHHOLD AUTHORITY FOR THE ELECTION OF THE FUND'S NOMINEES TO THE BOARD.

     DATED:
            ---------------------------------------
     Please Sign Exactly As Name Appears On This Proxy.

     ---------------------------------------------------------
     (signature)

     ---------------------------------------------------------
     (signature, if held jointly)

     ---------------------------------------------------------
     (title)

     WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.

                                   IMPORTANT:

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE!

IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CALL MORROW & CO., INC. TOLL FREE AT 800-607-0088.

                                   IMPORTANT:


IF YOU HOLD YOUR SHARES IN THE NAME OF A BROKERAGE FIRM AND YOU WISH TO VOTE TO WITHHOLD AUTHORITY, YOU MUST SEND IN YOUR PROXY TO BE COUNTED.

IF YOU DO NOT RETURN ANY PROXY, YOUR BROKERAGE FIRM MAY BE ALLOWED TO VOTE YOUR SHARES. BY CUSTOM AND PRACTICE, BROKERS WILL VOTE UNINSTRUCTED CLIENT SHARES FOR MANAGEMENT'S NOMINEES.

PLEASE TAKE ACTION AND VOTE WITHHOLD ON THE GOLD PROXY CARD. FAILURE TO RETURN ANY VOTING INSTRUCTION MAY RESULT IN YOUR SHARES BEING VOTED BY YOUR BROKER FOR MANAGEMENT'S NOMINEES EVEN IF THAT ISN'T YOUR INTENTION.



                            VOTE GOLD! VOTE WITHHOLD!

                                   THANK YOU,

                                   CARROUSEL